KeyBanc Conference June 2016

Safe Harbor Statement “Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995. Any forward‐looking  statements contained herein, including those relating to market conditions or the Company’s financial results,  costs, expenses or expense reductions, profit margins, inventory levels, foreign currency translation rates,  liquidity expectations, business goals and sales growth, involve risks and uncertainties, including but not  limited to, risks and uncertainties with respect to general economic and currency conditions, various  conditions specific to the Company’s business and industry, weather conditions, new housing starts, market  demand, competitive factors, changes in distribution channels, supply constraints, effect of price increases,  raw material costs, technology factors, integration of acquisitions, litigation, government and regulatory  actions, the Company’s accounting policies, future trends, and other risks which are detailed in the  Company’s Securities and Exchange Commission filings, included in Item 1A of Part I of the Company’s Annual  Report on Form 10‐K for the fiscal year ending January 2, 2016, Exhibit 99.1 attached thereto and in Item 1A  of Part II of the Company’s Quarterly Reports on Form 10‐Q. These risks and uncertainties may cause actual  results to differ materially from those indicated by the forward‐looking statements. All forward‐looking  statements made herein are based on information currently available, and the Company assumes no  obligation to update any forward‐looking statements. 2

Moving Water. Moving Fuel. Moving Forward. Franklin Electric is a global leader in the production and marketing of systems and components for the movement of water and  automotive fuels. Recognized as a technical leader in its products and services, Franklin serves customers around the world in  residential, commercial, agricultural, industrial, municipal, and fueling applications. Franklin Electric offers numerous solutions for  cost‐effective, efficient, reliable water systems needs. 3 • Founded in 1944, Franklin manufactured the first  water‐lubricated submersible motor for water systems,  and the first submersible motor for fueling systems. • Headquarted in Fort Wayne, Indiana, Franklin employs  4,900 people globally located in over 50 locations. • With a business mix of 77% water systems and 23% fueling  systems, Franklin sales are approximately $1 billion. Franklin Water System Markets Franklin Energy Systems Agricultural Residential Commercial Industrial Construction Mining Municipal Solar Lake & Pond Fire Prevention Franklin Fueling Systems Power Reliability Systems Artificial Lift Systems

2015 Financial Performance 4 Revenue EPS(3)  $‐  $200  $400  $600  $800  $1,000  $1,200 2014 FX Oil (1) Organic Growth (2) 2015  $‐  $0.20  $0.40  $0.60  $0.80  $1.00  $1.20  $1.40  $1.60  $1.80  $2.00 2014 FX Oil (1) Organic Growth (2) 2015 $1,048 ($89) ($59) $25 $925 $1.76 ($0.20) ($0.16) $0.07 $1.47 (1) Management estimates (2) Excluding impact of FX and oil (3) After non‐GAAP adjustments – see 10‐K for reconciliation to GAAP EPS ($ in millions)

Q1 2016 ‐ Consolidated Franklin Electric Co. Inc. 5 Q1 2016 Q1 2015% +(‐) Prior Year Sales $218 $226 (3%) Operating Income(1) $22.2 $16.7 + 33% EPS(1) $0.29 $0.32(2) (9%) (1) After non‐GAAP adjustments – see 10‐K for reconciliation to GAAP EPS (2) Adjusted earnings per share includes approximately $0.10 of benefits from the Pioneer acquisition in 1Q 2015 ($ in millions)

Strategy 6

Strategic Focus 7 Residential, Agricultural, Commercial Water Systems $6.0 B Global Market Potential(1) Complete Fueling Systems $1.2 B Global Market Potential(1) (1) Current Franklin management estimates Strong Brand Franchise #1 or #2 in  Addressable Markets  Growing Global Footprint Fragmented  Customer Base Fragmented  Supply Base Mission Critical Products  and Systems Applications with High  Cost of Downtime Contractors Value  Technical Support Deep Understanding  of Applications

8 To grow as a global provider of water and fuel  systems, through geographic expansion and product  line extensions, leveraging our global platform  and competency in system design.

Annual Organic Sales Growth 5.8% 4.9% 6.8% 7.8% ‐7.2% 1.2% 8.5% 7.1% 5.9% 11.7% 2.1% 7.8% 6.3% 5.4% 6.6% 8.6% ‐5.2% 2.6% 2011 2012 2013 2014 2015 1Q 2016 Water Fueling Consolidated 9* Organic growth calculation excludes impact of foreign currency and revenue from acquisitions for the first 12 months post closing.

Projected World Population 10 Today Source: www.prb.org

Sales in Developing Regions 11 $75  $92  $149  $218  $202  $242  $288  $316  $336  $372  $355   $‐  $50  $100  $150  $200  $250  $300  $350  $400 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 ($ in millions)

Water Systems 12

MENA (IMPO) US $ Local 6.1% 18.8% Sales Growth Rates in US $ and Local Currency 13 2010‐2015 CAGR LATIN AMERICA US $ Local 5.8% 19.1% SOUTHERN AFRICA US $ Local (7.6%) 2.2% APAC US $ Local 8.1% 21.4%

Geographic Expansion: Brazil 14 ‘Top Ten’ global GDP 12% of world’s freshwater 2nd largest underground aquifer 400 million hectare of fertile land Sources: SABESP / agricultra.gov.br / cia.gov

Franklin Electric



Geographic Expansion: Brazil

- 2008 – Acquired Motobombas Schneider
  - Leading producer of surface pumps
    - Residential, Agriculture, Commercial
    - 5,000 active customers
- 2009 – Imported Franklin Brand
  - Addressed premium market
  - Established Field Service
- 2014 – Acquired Bombas Leao
  - Leading Brazilian submersible pump brand
  - 50 year heritage
- 2015 – Integrated Bombas Leao
  - Leveraged Schneider and Franklin infrastructure

SCHNEIDER MOTOBOMBAS



BOMBAS LEÃO



Franklin Electric



▶ Today – Franklin holds a leading position in the Brazilian pump market[1]

[1] Source: Government filings

15

Leverage Product Platforms Across Developing Regions 16

Solar Pumping Systems 17 $4,300  $2,700  SubDrive Solar Fhoton System Franklin SubDrive Solar 2012 Fhoton Solar Pumping System 2016 System Cost (Including pump, motor,  controller, PV panels, racking) 37%

Product Line Extensions‐New Products 18 (1) Sales of products launched last three years 2015 Increased investment in research  & development Record number of new  products launched Record revenue from new products(1) Focus on high efficiency product  and system solutions

COMMERCIALRESIDENTIAL AGRICULTURAL FUELING Product Line Extensions‐Drives and Controls 19

Drives & Controls 20 Residential Applications Municipal/Agricultural Applications Benefits to user: • Constant pressure • Better system protection Benefits to user: • Better system protection • Greater efficiency • Lower total cost of ownership $200 $100 $500 $2,200 $1,600 $4,200 ▶ Leverage our application knowledge and expertise ▶ Focus on system solutions increases our revenue per installation

High Efficiency Water Systems 21 89.6% 92.6% 92.8% Present Motor Efficiency Customer Feedback Improvement in  Efficiency Recovered Investment Time 20 points 6 months New 6” Motor – Unique High Efficiency Design ▶ Expanding to new  configurations & ratings

Fueling Systems 22

Fueling Systems 23 $131  $217  2010 2015 Sales 11% CAGR Operating Income $22  $52  2010 2015 19% CAGR Revenue Growth by Region 2010‐2015 CAGR ▲ 16% ▲ 9% DevelopedDeveloping ($ in millions)

Fueling Systems North American Market Rest of World Markets 24

Fueling Systems 25 Shell New Global 5 Year Agreement • Now includes complete end‐to‐end  underground fuel system • Expanded to address dealer network  of 28,000 branded sites • Introduces new services which enhance  safety and reduce total cost of ownership

Fueling Systems 26 • Industry's most powerful complete  site quoting tool • Built by Franklin design optimization  engineers • Powered by years of petroleum  equipment design expertise

Fueling Systems 27 • Premier training, certification, and  resource tool for installation and  maintenance professionals • Systematic approach to training with a  holistic view of the complete system

Capital Allocation 28

Capital Allocation 29 Return to Shareholders $263  CAPEX/R&D $402 Acquisitions $449 Total $1,114  Last 10 Years Debt to EBITDA 1.7 Debt to Total Capital 28% 2015 YE ($ in millions)

24 Consecutive Annual Dividend Payment Increases 30  $‐  $0.05  $0.10  $0.15  $0.20  $0.25  $0.30  $0.35  $0.40  $0.45 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016

Acquisition Timeline 31 20162005 2006 2007 2008 2009 2010 2011 2012 2013 20142004 JBD F U E L I N G F U E L I N G W A T E R 2015

KeyBanc Conference June 2016